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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 14, 2002


                            CRESCENT OPERATING, INC.
               (Exact name of registrant as specified in charter)


                Delaware                               000-22725                            75-2701931
      (State or other jurisdiction                    (Commission                         (IRS Employer
           of incorporation)                         file number)                      Identification No.)

                777 Main Street
                  Suite 1240
               Fort Worth, Texas                                                              76102
   (Address of principal executive offices)                                                 (Zip code)

       Registrant's telephone number, including area code: (817) 321-1602

                                777 Taylor Street
                                   Suite 1050
                         Fort Worth, Texas 76102 (Former
              name or former address, if changed since last report)



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         The following information is filed as an amendment to the Current
Report on Form 8-K filed on March 1, 2002, dated February 14, 2002, as amended by a Current Report on Form 8-K/A filed on May 10, 2002:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

First Amendment to Settlement Agreement

Effective October 1, 2002, the Company, certain of its subsidiaries, Crescent Partnership and CEI amended the Settlement Agreement pursuant to a First Amendment to Settlement Agreement (the "First Amendment"). Pursuant to the First
Amendment:

         o The parties amended the formula to be used to determine the number of CEI common shares issuable to holders of the Company's common stock by adding a minimum value of CEI common shares to be issued. Under the revised formula, the consideration amount shall be equal to the greater of:

                  o approximately $2.16 million (or approximately $0.20 per share of the Company's common stock); and

                  o $16.0 million minus the total amount of payments made by Crescent for claims and expenses relating to the Company's bankruptcy and the reorganization transactions, including expenses of Crescent but excluding payments in satisfaction of the Bank of America claim.

         o The parties agreed that if Crescent, in its sole discretion, offers to settle or assume unsecured claims that were not identified by the Company in the Agreement and that are asserted by third parties, and the Company accepts the offer, then the total value of the CEI common shares paid to the Company's stockholders will be reduced (but not below a total value of approximately $2.16 million, or $0.20 per share of the Company's common stock) by the amount agreed to by Crescent and the Company, and approved by the bankruptcy court, as compensation to Crescent for assuming the claims.

In addition, the parties amended the Promissory Note pursuant to an amended and restated promissory note (the "Amended and Restated Note"), dated effective October 1, 2002, as a result of previous advances under the Promissory Note and changes in circumstances. The Amended and Restated Note provides for an aggregate loan in the principal amount of $6.1 million and is due and payable on March 31, 2003. As of October 1, 2002 (the effective date of the Amended and Restated Note), the Company had drawn $3.6 million on the Amended and Restated Note, leaving $2.7 million available to be drawn for specified purposes.

Crescent Partnership also agreed, under a separate, secured promissory note entered into effective October 1, 2002 (the "New Note"), to advance up to $2.9 million in additional funds to the Company. Under the New Note, which is a revolving demand note, Crescent Partnership has agreed to advance $2.0 million to the Company to pay its reasonable and necessary documented out-of-pocket expenses to the extent the Company is unable to pay them, in accordance with the monthly budget prepared by the Company for expenses through March 2003. The New Note bears interest at 2.03% per annum and matures on March 31, 2003. The New
Note is secured by an interest in a litigation claim being pursued by the Company against various insurance companies and brokers in connection with an employee health insurance policy previously maintained by the Company (the "Litigation"). Pursuant to the New Note, the Company is obligated to pay to Crescent Partnership, as mandatory prepayments on the principal amount of the New Note, any proceeds received from the Litigation or any settlement or judgment arising from


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the Litigation. In addition, Crescent Partnership agreed to advance up to $0.9 million to the Company to cover the Company's budgeted out-of-pocket expenses in the event that the Company does not receive a full recovery pursuant to the Litigation.

The Bankruptcy Plan

It is currently contemplated that the Company will complete its bankruptcy process in the second quarter of 2003.

Additionally, in a press release dated September 5, 2002, the Company updated its estimate of the possible range of the value of CEI common shares to be issued to the Company's stockholders following confirmation of the Company's bankruptcy plan. The Company currently estimates that the value of the distribution to the Company's stockholders (in CEI common shares) upon successful completion of its prepackaged bankruptcy transactions will be in the range of $0.20 to $0.50 per share of the Company's common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Pro Forma Financial Information

         Pro Forma Consolidated Balance Sheet (unaudited) of the Company as of December 31, 2001.(1)

         Pro Forma Consolidated Statements of Operations (unaudited) of the Company for the year ended December 31, 2001.(1)

(c)      Exhibits

         2.1 Settlement Agreement, dated as of February 14, 2002, by and among Crescent Real Estate Equities Limited Partnership, Crescent Real Estate Equities Company and Crescent Operating, Inc., Rosestar Management LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, Rosestar Southwest, LLC and COI Hotel Group, Inc.(2)

         2.2 Promissory Note, dated as of February 14, 2002, executed by Crescent Operating, Inc. and payable to Crescent Real Estate Equities Limited Partnership in the amount of $8,575,000.(2)

         2.3 First Amendment to Settlement Agreement, effective as of October 1, 2002, by and among Crescent Real Estate Equities Limited Partnership, Crescent Real Estate Equities Company and Crescent Operating, Inc., Rosestar Management LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, Rosestar Southwest, LLC and COI Hotel Group, Inc.

         2.4 Amended and Restated Promissory Note, effective as of October 1, 2002, executed by Crescent Operating, Inc. and payable to Crescent Real Estate Equities Limited Partnership in the amount of $6,331,000.

         2.5 Secured Promissory Note, effective as of October 1, 2002, executed by Crescent Operating, Inc. and payable to Crescent Real Estate Equities Limited Partnership in the amount of $2,900,000.



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         2.6      Security Agreement, effective as of October 1, 2002, executed by Crescent Operating, Inc. and Crescent Real Estate Equities Limited Partnership.

         99.1     Press Release dated February 14, 2002.(2)

         99.2     Press Release dated September 5, 2002.

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(1) Previously filed in Current Report on Form 8-K/A filed on May 10, 2002.
(2) Previously filed in Current Report on Form 8-K filed on March 1, 2002.



                                    * * * * *
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CRESCENT OPERATING, INC.

Date: January 3, 2003

                                      By: /s/ JEFFREY L. STEVENS
                                         ---------------------------------------
                                         Jeffrey L. Stevens
                                         President and Chief Executive Officer



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                                INDEX TO EXHIBITS


        EXHIBIT
        NUMBER                          DESCRIPTION
        -------                         -----------
         2.1      Settlement Agreement, dated as of February 14, 2002, by and among Crescent Real Estate Equities Limited Partnership,
                  Crescent Real Estate Equities Company and Crescent Operating,
                  Inc., Rosestar Management LLC, Canyon Ranch Leasing, L.L.C.,
                  Wine Country Hotel, LLC, Rosestar Southwest, LLC and COI Hotel
                  Group, Inc.(1)

         2.2      Promissory Note, dated as of February 14, 2002, executed by
                  Crescent Operating, Inc. and payable to Crescent Real Estate
                  Equities Limited Partnership in the amount of $8,575,000.(1)

         2.3      First Amendment to Settlement Agreement, effective as of
                  October 1, 2002, by and among Crescent Real Estate Equities
                  Limited Partnership, Crescent Real Estate Equities Company and
                  Crescent Operating, Inc., Rosestar Management LLC, Canyon
                  Ranch Leasing, L.L.C., Wine Country Hotel, LLC, Rosestar
                  Southwest, LLC and COI Hotel Group, Inc.

         2.4      Amended and Restated Promissory Note, effective as of October
                  1, 2002, executed by Crescent Operating, Inc. and payable to Crescent Real Estate Equities Limited Partnership in the amount of $6,331,000.

         2.5 Secured Promissory Note, effective as of October 1, 2002, executed by Crescent Operating, Inc. and payable to Crescent
                  Real Estate Equities Limited Partnership in the amount of
                  $2,900,000.

         2.6 Security Agreement, effective as of October 1, 2002, executed by Crescent Operating, Inc. and Crescent Real Estate Equities
                  Limited Partnership.

         99.1     Press Release dated February 14, 2002.(1)

         99.2     Press Release dated September 5, 2002.

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(1) Previously filed in Current Report on Form 8-K filed on March 1, 2002.